                                                                EXHIBIT 10.1



                              REINVESTMENT CONTRACT


        AGREEMENT dated as of _____ __, 1999 by and among WESTERN FINANCIAL BANK, a federally chartered savings association formerly known as Western Financial Savings Bank, F.S.B. (including its successors and assigns, the "Bank"), WFS FINANCIAL AUTO LOANS 2, INC., a California corporation (including its successors and assigns, "WFAL 2"), and BANKERS TRUST COMPANY, not in its individual capacity but solely in its respective capacities as trustee (the "Indenture Trustee") and as collateral agent, under the Indenture dated as of _____ __, 1999 (the "Indenture"), between the Trust and the Indenture Trustee.


                                 R E C I T A L S

        WFS Financial 1999-C Owner Trust (the "Trust") created by the Trust Agreement dated as of _____ __, 1999, as amended and restated as of _____ __, 1999, among WFS Financial Auto Loans, Inc., WFS Investments, Inc., Financial Security Assurance Inc. (the "Insurer") and Chase Manhattan Bank Delaware has issued $_________ aggregate principal amount of ____% Auto Receivable Backed Notes, Class A-1 (the "Class A-1 Notes"), $__________ aggregate principal amount of ____% Auto Receivable Backed Notes, Class A-2 (the "Class A-2 Notes), $________ aggregate principal amount of ____% Auto Receivable Backed Notes, Class A-3 (the "Class A-3 Notes"), and $___________ aggregate principal amount of ____% Auto Receivable Backed Notes, Class A-4 (the "Class A-4 Notes" and, collectively with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Notes"), and $________ aggregate principal amount of ____% Auto Receivable Backed Certificates (the "Certificates"). The Contracts will be sold to the Trust and serviced by the Master Servicer pursuant to the Sale and Servicing Agreement, dated as of _____ __, 1999 (the "Sale and Servicing Agreement"), among the Trust, WFS Financial Auto Loans, Inc. and WFS Financial Inc (the "Master Servicer"). The Indenture Trustee as trustee under the Indenture desires to assure that the funds deposited in or credited to the Collection Account, the Note Distribution Account and the Certificate Distribution Account (collectively, the "Specified Accounts") from time to time are invested and that funds deposited in or credited to the Holding Account are held (but not invested) and applied in accordance with the Sale and Servicing Agreement, and the Indenture Trustee as collateral agent desires to assure that funds on deposit from time to time in the Spread Account are invested.


                               A G R E E M E N T S

        The parties hereto agree as follows:

        Section 1. Investments by the Indenture Trustee. In accordance with, but subject to, Section 2, the Indenture Trustee shall invest pursuant to this Agreement with the Bank or WFAL 2 or both, as directed by the Master Servicer,
(i) all funds credited to the Specified Accounts, from time to time, on the Business Day on which such funds are so credited (such funds so invested being herein referred to as the "Specified Account Invested Funds"), and (ii) all funds credited to the Spread Account, from time to time, on the Business Day on which such funds are so credited (such funds so invested being herein referred to as the "Spread Account Invested Funds"). Each of the Indenture Trustee, WFAL 2 and the Bank agrees that the aggregate amount of funds that are permitted to be invested hereunder with WFAL 2 that are Specified Account Invested Funds on any day shall not exceed twenty-five percent (25%) of the aggregate amount of Specified Account Invested Funds on such day. The Indenture Trustee, in addition, shall deliver to WFAL 2 or the Bank pursuant to this Agreement as directed by the Master Servicer, all funds in the Holding Account, from time to time, on the Business Day on which such funds are so credited (such funds so held being herein referred to as the "Holding Account Deposited Funds"). The Specified Account Invested Funds and the Spread Account Invested Funds are herein referred to collectively as the "Invested Funds".

        Section 2. Investment of Invested Funds. (a) The Master Servicer will deposit in the Collection Account upon receipt certain collections on the Contracts as described in Sections 4.01 and 5.02 of the Sale and Servicing Agreement and the Indenture Trustee will deposit in the Spread Account, the Note Distribution Account and the Certificate Distribution Account amounts from time to time required to be deposited in such Accounts pursuant to Article Five of the Sale and Servicing Agreement. Subject to paragraphs (b) and (c) below, each of the Bank and WFAL 2, as the case may be, may invest the Invested Funds received by it in investments selected by it at its discretion (including, without limitation, in the case of the Bank, the use of such funds in its operations, or, in the case of WFAL 2, the use of such funds to purchase Contracts as permitted by its Articles) so long as this Agreement is an Eligible Investment. Except as specified in paragraphs (b) and (c) below, it shall not be necessary for the Bank or WFAL 2 to segregate the Invested Funds or the Holding Account Deposited Funds deposited with it hereunder. If on any date this Agreement shall cease to be an Eligible Investment or is terminated, then on such date and on each date thereafter funds in the Specified Accounts will not be delivered to and invested by the Bank and/or WFAL 2 but will instead be invested by the Indenture Trustee in Eligible Investments pursuant to the Sale and Servicing Agreement, funds in the Holding Account will be maintained in such Account and will not be deposited with the Bank or WFAL 2 pursuant to this Agreement and funds in the Spread Account will (in each case) not be invested by the Bank or WFAL 2 but will instead be invested by the Indenture Trustee as collateral agent in Eligible Investments pursuant to the Sale and Servicing Agreement.

        (b) If on any date the Insurer, acting in its sole discretion, shall have notified the Bank and WFAL 2 and the Indenture Trustee (in its capacity as Indenture Trustee under the Indenture) in writing that the Specified Account Invested Funds are to be held in a segregated trust account, then on such date (or, if such date is not a Business Day, the next succeeding Business Day) and on each day thereafter during the term of this Agreement all Specified Account Invested Funds shall be held in segregated trust accounts established by the Indenture Trustee as Eligible Accounts at Bankers Trust Company or at another depositary institution approved by the Insurer. All Invested Funds held in an account established pursuant to this paragraph shall be invested in Eligible Investments, except pursuant to paragraph (a) above, pursuant to instructions by the Bank or WFAL 2 in its discretion or, in the absence of such instructions by the Bank or WFAL 2, as the case may be, or if any Event of Default shall have occurred and is continuing, pursuant to instructions by the Insurer.

        (c) If on any date the Insurer, acting in its sole discretion, shall have notified the Bank and WFAL 2 and the Indenture Trustee (in its capacity as collateral agent) in writing that the Spread Account Invested Funds are to be held in a segregated trust account, then on such date





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

(or, if such date is not a Business Day, the next succeeding Business Day) and on each day thereafter during the term of this Agreement all Spread Account Invested Funds shall be held in a segregated trust account established by the Indenture Trustee as an Eligible Account at Bankers Trust Company or at another depositary institution approved by the Insurer. All Invested Funds held in an account established pursuant to this paragraph shall be invested in Eligible Investments, except pursuant to paragraph (a) above, pursuant to instructions by the Master Servicer or, in the absence of such instructions, as otherwise provided in Section 5.06(c) of the Sale and Servicing Agreement.

        (d) If on any date the Insurer, acting in its sole discretion, shall have notified the Bank and WFAL 2 and the Indenture Trustee (in its capacity as Indenture Trustee under the Indenture) in writing that the Holding Account Deposited Funds are to be held in a segregated trust account, then on such date (or, if such date is not a Business Day, the next succeeding Business Day) and on each day thereafter during the term of this Agreement all Holding Account Deposited Funds shall be held in a segregated trust account established by the Indenture Trustee as an Eligible Account at Bankers Trust Company or at another depositary institution approved by the Insurer. All Holding Account Deposited Funds held in an account established pursuant to this paragraph shall not be invested.

        Section 3. Payments by the Bank and WFAL 2. Each of the Bank and WFAL 2 shall be obligated to make payments in accordance with this Section until this Agreement shall have terminated and all amounts owing by it under this Agreement shall have been paid by it in full. On the fifth Business Day prior to each Distribution Date, the Bank and/or WFAL 2, as the case may be, shall deposit, and each shall cause the other to deposit, its Proportionate Share (as defined below), if any, of the following amounts in the following accounts: (A) in the related Specified Account, the portion of the Specified Account Invested Funds allocable to such Specified Account with respect to such Distribution Date plus the amount, if any (the "Reinvestment Earnings"), by which the Interest Payment (as defined below) for such Distribution Date exceeds the sum of (i) the aggregate amount of interest collected on the Contracts (adjusted with respect to each Contract to the Pass-Through Rate and exclusive of such collections that have been paid to the Master Servicer in reimbursement of a previous Advance) that is part of the Net Collections for such Distribution Date and (ii) the amount of the interest portion of the Advance for the related Due Period (assuming for this purpose that an Advance was made in respect of each delinquent Contract); (B) in the Spread Account, the Spread Account Invested Funds; and (C) in the Holding Account, the Holding Account Deposited Funds; provided, however, that if Invested Funds (or Holding Account Deposited Funds, as the case may be) are held in one or more segregated trust accounts at the Indenture Trustee or another depositary institution pursuant to paragraph (b),
(c), or (d) of Section 2, then the Indenture Trustee shall, on the fifth Business Day prior to each Distribution Date, make or cause to be made the following respective deposits (as paragraphs (b), (c), and (d) of Section 2 are then applicable, respectively): (A) in each Specified Account, the Specified Account Invested Funds with respect to such Specified Account and such Distribution Date plus the net reinvestment income, if any, thereon, (B) in the Spread Account, the Spread Account Invested Funds plus the net reinvestment income, if any, thereon, (C) in the Holding Account, the Holding Account Deposited Funds; provided, further, that solely for purposes of this Agreement the Interest Payment for the first Distribution Date shall be calculated as interest for the period from the Cut-Off Date to and including ________, 1999.

        "Interest Payment" means, with respect to any Distribution Date, an amount equal to the sum of (i) interest at the Class A-1 Interest Rate on the outstanding principal balance of the Class A-1 Notes as of the immediately preceding Distribution Date, (ii) interest at the Class A-2 Interest Rate on the outstanding principal balance of Class A-2 Notes as of the immediately preceding Distribution Date, (iii) interest at the Class A-3 Interest Rate on the outstanding principal balance of Class A-3 Notes as of the immediately preceding Distribution Date, (iv) interest at the Class A-4 Interest Rate on the outstanding principal balance of the Class A-4 Notes as of the immediately preceding Distribution Date, and (v) interest at the Pass Through Rate on the Certificate Balance as of the immediately preceding Distribution Date.

        "Proportionate Share" means, with respect to the Specified Account Invested Funds, the Spread Account Invested Funds or the Holding Account Deposited Funds, as applicable, and with respect to the Bank or WFAL 2, as applicable, the amount of Specified Account Invested Funds or Spread Account Invested Funds invested hereunder or Holding Account Deposited Funds deposited hereunder, as applicable, either with the Bank or WFAL 2, as applicable, divided by the total amount of the Specified Account Invested Funds, the Spread Account Invested Funds or the Holding Account Deposited Funds, as applicable, invested or deposited hereunder as of the fifth Business Day before a Distribution Date.

        Section 4. Timing of Payments. On the fifth Business Day immediately prior to each Distribution Date (each, a "RIC Maturity Date"), (i) the investment pursuant to this Agreement of Specified Account Invested Funds with respect to such Distribution Date and of all Spread Account Invested Funds shall mature and be due and payable, and the Holding Account Deposited Funds shall be required to be returned to and deposited into the Holding Account.

        Section 5. Manner of Payments. Deposits into any Specified Account by the Bank and WFAL 2 in accordance with this Agreement shall be made in immediately available funds to such Specified Account under advice to the Indenture Trustee at its address set forth in Section 8. Deposits into the Spread Account by the Bank and WFAL 2 in accordance with this Agreement shall be made in immediately available funds to the Spread Account under advice to the Indenture Trustee as collateral agent at its address set forth in Section 8. Deposits into the Holding Account by the Bank and WFAL 2 in accordance with this Agreement shall be made in immediately available funds to the Holding Account under advice to the Indenture Trustee at its address set forth in Section 8.

        Section 6. Term of Agreement. This Agreement shall terminate on the first date on which (i) the Notes and the Certificates shall have been paid in full as provided in the Sale and Servicing Agreement, (ii) each of the Bank and WFAL 2 shall have paid the aggregate amount of all Specified Account Invested Funds and Holding Account Deposited Funds hereunder to the Indenture Trustee and the aggregate amount of all Class A-1 Spread Account Invested Funds hereunder to the Indenture Trustee as collateral agent, and (iii) each of the Bank and WFAL 2 shall have paid all other remaining amounts owing by it hereunder; provided that no termination of this Agreement shall limit or restrict any rights of the Insurer under the Insurance Agreement to recover Unreimbursed Insurer Amounts in respect of any claims paid under the Policies in respect of this Agreement. This Agreement may be terminated by the Bank and WFAL 2, with the prior written consent of the Insurer, upon written notice to the Insurer and the Indenture Trustee on any date following receipt by the Bank and WFAL 2 of a notice from the Insurer pursuant to paragraph (b) of Section 2 hereof; provided that such termination by the Bank and





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

WFAL 2 may occur on any RIC Maturity Date without such consent of the Insurer if
(i) each of the Bank and WFAL 2 shall have made all of the payments referred to in clauses (ii) and (iii) of the immediately preceding sentence, and (ii) each of the Bank and WFAL 2 shall have paid the amount of the Proportionate Share of Reinvestment Earnings and net reinvestment income accrued under Section 3 but not otherwise owing on such RIC Maturity Date. If on any date this Agreement shall cease to be an Eligible Investment, then (A) on such date and on each date thereafter funds in the Specified Accounts and in the Spread Account will be invested, and funds in the Holding Account will be maintained, in the manner specified in the last sentence of Section 2(a), (B) on the next succeeding RIC Maturity Date the Bank and WFAL 2 shall make all of the payments referred to in clause (ii) of the second preceding sentence (other than Specified Account Invested Funds, if any, relating to the second Distribution Date immediately following such RIC Maturity Date) and clause (iii) of the second preceding sentence, and (C) on the RIC Maturity Date next succeeding the RIC Maturity Date referred to in clause (B) of this sentence, the Bank and WFAL 2 shall pay the aggregate amount of any remaining Specified Account Invested Funds hereunder to the Indenture Trustee and shall pay all remaining amounts owing by the Bank or WFAL 2 hereunder, including its Proportionate Share of the Reinvestment Earnings and net reinvestment income accrued under Section 3 for the period ending on such date, to the Indenture Trustee, as trustee under the Indenture and as collateral agent, respectively, in the manner specified in Section 5, and upon the making of all such payments pursuant to clauses (B) and (C) of this sentence this Agreement shall terminate; provided, that no such termination of this Agreement shall limit or restrict any rights of the Insurer under the Insurance Agreement to recover Unreimbursed Insurer Amounts in respect of any claims paid under the Policies in respect of this Agreement. Notwithstanding that the Notes have been paid in full, the Indenture Trustee shall continue to perform its obligations pursuant to this Agreement until the Certificate Balance is reduced to zero.

        Section 7. Representations. (a) Each of the Bank and WFAL 2 hereby makes the representations and warranties set forth in Section 2 of the Master RIC Reimbursement Agreement dated as of November 1, 1998 with Financial Security, on and as of the date hereof as if set forth in full herein.

        (b) Each of the Indenture Trustee, solely in its respective capacities as trustee under the Indenture and as collateral agent and not in its individual capacity, the Bank and WFAL 2 represent and warrant, each as to itself to the other, that this Agreement has been duly authorized, executed and delivered and constitutes a valid and binding agreement and that neither the execution and delivery of this Agreement by it nor the performance of its obligations under this Agreement will contravene any federal or state law or any order, decree, license, permit or the like which is applicable to it or to which it is a party or by which it is bound.

        Section 8. Notices. All notices and other communications given pursuant to this Agreement shall be communicated to the addresses listed below, in each case with a copy to Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: Surveillance Department, or to such other address or to the attention of such other person as such party shall have designated for such purpose in a written notice to the other:





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

If to the Indenture             Bankers Trust Company
  Trustee, as trustee           Four Albany Street, 10th Floor
  under the Indenture           New York, New York  10006
  and as collateral             Attention:  Corporate Trust
  agent                                       Department - Asset Backed
                                              Group

If to the Bank:                 Western Financial Bank
                                16485 Laguna Canyon Road
                                Irvine, California  92618
                                Attention:  Guy DuBose, Esq.
                                              General Counsel

If to WFAL 2:                   WFS Financial Auto Loans 2, Inc.
                                23 Pasteur Road
                                Irvine, California 92618
                                Attention: Guy DuBose, Esq.
                                             General Counsel

        Section 9. Terms. All capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Sale and Servicing Agreement or, if not otherwise defined in the Sale and Servicing Agreement, in the Indenture, as applicable.

        Section 10. Amendments. This Agreement may not be amended except with the prior written consent of the Insurer pursuant to an instrument signed by each party hereto.

        Section 11. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees and assigns; provided that neither the Bank nor WFAL 2 may assign all or any part of this Agreement without the prior written consent of the Insurer.

        Section 12. Governing Law. This Agreement shall be deemed to be a contract made under, and shall be governed by and construed in accordance with, the laws of the State of California, except that the duties of the Indenture Trustee, as trustee under the Indenture and as collateral agent, shall be governed by the laws of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the day and year first written above.



                                    WESTERN FINANCIAL BANK


                                    By: ________________________________________
                                        Name:
                                        Title:

                                    WFS FINANCIAL AUTO LOANS 2, INC.


                                    By: ________________________________________
                                        Name:
                                        Title:

                                    BANKERS TRUST COMPANY,

                                       not in its individual capacity
                                       but solely as Indenture Trustee under
                                        the Indenture and as collateral agent


                                    By: ________________________________________
                                        Name:
                                        Title:

                                ENDORSEMENT NO. 1


FINANCIAL SECURITY                          350 Park Avenue
ASSURANCE INC.                              New York, New York  10022

OBLIGOR:         WFS Financial 1999-C Owner Trust

OBLIGATIONS:       $________  ____% Auto Receivable Backed Notes, Class A-1,
                   $________  ____% Auto Receivable Backed Notes, Class A-2,
                   $________  ____% Auto Receivable Backed Notes, Class A-3, and
                   $________  ____% Auto Receivable Backed Notes, Class A-4

Date of Issuance:  _____ __, 1999
Policy No.:        ___________

               1. Definitions. For all purposes of this Policy, the terms specified below shall have the meanings or constructions provided below. Capitalized terms used and not defined herein shall have the respective meanings ascribed to such terms in the Sale and Servicing Agreement, dated as of _____ __, 1999, by and among the Trust, WFS Financial Auto Loans, Inc., as Seller, and WFS Financial Inc, as Master Servicer (as amended from time to time in accordance with its terms, the "Sale and Servicing Agreement") or, if not defined therein, then in the Indenture, dated as of _____ __, 1999, by and between the Trust and Bankers Trust Company, unless the context shall otherwise require.

               "Business Day" means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to be closed.

               "Guaranteed Payments" means, as to each Distribution Date, the amount equal to the sum of (i) the Guaranteed RIC Payments for such Distribution Date and (ii) the Scheduled Payments for such Distribution Date less the amount of any payment under this Policy of the Guaranteed RIC Payments for such Distribution Date that is required to be applied pursuant to the Sale and Servicing Agreement to pay such Scheduled Payments; provided, however, that the aggregate amount of payments guaranteed to be paid under this Policy shall not exceed the Outstanding Amount of the Notes plus all interest thereon.

               "Guaranteed RIC Payments" means (i) with respect to the first Distribution Date to occur during any period in which Financial Security's claims-paying ability is not rated Aa2 or higher by Moody's and AAA by Standard & Poor's and amounts in the Collection Account, Note Distribution Account, Certificate Distribution Account and the Spread Account shall have been invested in the RIC pursuant to Section 2(a) thereof, an amount equal to the RIC Payment Amount for such Distribution Date, (ii) with respect to the second Distribution Date to occur during any period in which Financial Security's claims-paying ability is not rated Aa2 or higher by Moody's and AAA by Standard & Poor's and amounts in the Collection Account in respect of such second Distribution Date shall have been invested in the RIC pursuant to Section 2(a) thereof, an amount equal to the Supplemental RIC Payment Amount for such second Distribution Date, and (iii) with respect to any other date, zero; provided, however, that with respect to clauses (i) and (ii) above, the amount payable in respect of the Guaranteed RIC Payments under this Policy on any Distribution Date shall not exceed the Scheduled Payments for such Distribution Date.

               "Indenture Trustee" means Bankers Trust Company, as trustee under the Indenture, and any successor in such capacity.

               "Policy" means this Financial Guaranty Insurance Policy and includes each endorsement thereto.

               "Receipt" and "Received" mean actual delivery to Financial Security and to the Fiscal Agent (as defined below), if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be receipt on the next succeeding Business Day. If any notice or certificate given hereunder by the Indenture Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so notify the Indenture Trustee and the Indenture Trustee may submit an amended notice.

               "RIC" means the Reinvestment Contract, dated as of _____ __, 1999, among Western Financial Bank, WFS Financial Auto Loans 2, Inc. and the Indenture Trustee, as in effect on the date of this Policy and without regard to any amendment or modification of the RIC except amendments or modifications to which Financial Security has given its prior written consent.

               "RIC Payment Amount" means, as to any Distribution Date, certain obligations due and owing under the RIC for such Distribution Date in an amount equal to the sum of (A) the Spread Account Invested Funds (as defined in the RIC) plus the Holding Account Deposited Funds (as defined in the RIC) and (B) the amount that is equal to the lesser of (a) the Specified Account Invested Funds (as defined in the RIC) and (b) the amount by which (i) the sum of (x) the aggregate amount due and owing on such Distribution Date to the Holders of the Notes and the Certificates, (y) the amount (if any) required to be deposited out of Excess Amounts into the Spread Account on such Distribution Date (after giving effect to distributions and other payments required to have been made on such date prior to such required deposit and assuming that the Spread Account Invested Funds were available in the Spread Account for such date), and (z) the amount of Servicing Fee due and owing to the Master Servicer on such date exceeds (ii) the Net Collections for such Distribution Date that are otherwise on deposit in the Collection Account and available for payment of the amounts referred to in clause (i) above pursuant to the Sale and Servicing Agreement.

               "Scheduled Payments" means, as to each Distribution Date, the payment to be made to Holders in accordance with the original terms of the Obligations when issued and without regard to any subsequent amendment or modification of the Obligations or of the Indenture, except amendments or modifications to which Financial Security has given its prior written consent, in an amount equal to (i) the Note Interest Distributable Amount and (ii) the





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

Note Principal Distributable Amount. Scheduled Payments do not include payments which become due on an accelerated basis as a result of (a) a default by the Obligor, (b) any election to pay principal on an accelerated basis, (c) the occurrence of an Event of Default under the Indenture or (d) any other cause, unless Financial Security elects, in its sole discretion, to pay in whole or in part such principal due upon acceleration, together with any accrued interest to the date of acceleration. In the event Financial Security does not so elect, this Policy will continue to guarantee payment on the Notes in accordance with their original terms. Scheduled Payments shall not include any portion of a Note Interest Distributable Amount due to Noteholders because a notice and certificate in proper form as required by paragraph 2 hereof was not timely Received by Financial Security, unless, in each case, Financial Security elects, in its sole discretion, to pay such amount in whole or in part. Scheduled Payments shall not include any amounts due in respect of the Obligations attributable to any increase in Interest Rate, penalty or other sum payable by the Obligor by reason of any default or event of default in respect of the Obligations, or by reason of any deterioration of the credit worthiness of the Obligor, nor shall Scheduled Payments include, nor shall coverage be provided under this Policy in respect of, any taxes, withholding or other charge with respect to any Holder imposed by any governmental authority due in connection with the payment of any Scheduled Payment to a Holder. Notwithstanding the foregoing, the term "Scheduled Payments" that appears on the face of the Policy (and only on the face of the Policy) shall mean "Guaranteed Payments" as such term is defined in this Endorsement No. 1 to the Policy.

               "Supplemental RIC Payment Amount" means, as to the first Distribution Date following the Distribution Date (if any) on which the Guaranteed RIC Payment shall have been equal to the RIC Payment Amount, the amount that is equal to the lesser of (A) the amount of remaining Specified Account Invested Funds (if any) that is required to be a part of the Net Collections for such Distribution Date and (B) the amount (if any) by which (i) the sum of (x) the aggregate amount due and owing on such Distribution Date to Holders of the Notes and the Certificates plus (y) the amount (if any) required to be deposited out of Excess Amounts into the Spread Account on such Distribution Date (after giving effect to distributions and other payments required to have been made on such date prior to such required deposit) exceeds
(ii) the Net Collections for such Distribution Date that are otherwise on deposit in the Collection Account and available for payment of the amounts referred to in clause (i) above pursuant to the Sale and Servicing Agreement.

               "Term of this Policy" means the period from and including the Closing Date to and including the date on which (i) all Scheduled Payments have been paid that are required to be paid by the Obligor within the meaning of
Section 4.01 of the Indenture, (ii) any period during which any Scheduled Payment could have been voided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and
(iii) if any proceedings requisite to voidance as a preference payment have been commenced prior to the occurrence of (i) and (ii), a final and nonappealable order in resolution of each such proceeding has been entered.

               2. Notices and Conditions to Payment in Respect of Guaranteed Payments. Following Receipt by Financial Security of a notice and certificate from the Trustee in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Guaranteed Payments out of the funds of Financial Security on the later to occur of (a) 12:00 noon, New York City time, on the fourth Business Day following Receipt





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

of such notice and certificate and (b) 12:00 noon, New York City time, on the Distribution Date to which such claim relates. Payments due hereunder, in respect of Guaranteed Payments, will be disbursed by wire transfer of immediately available funds to the Indenture Trustee.

               Financial Security shall be entitled to pay any amount hereunder in respect of Guaranteed Payments, including any acceleration payment, whether or not any notice and certificate shall have been Received by Financial Security as provided above; provided, however, that by acceptance of this Policy the Indenture Trustee agrees to provide upon request to Financial Security a notice and certificate in respect of any such payments made by Financial Security. Financial Security's obligations hereunder in respect of Guaranteed Payments shall be discharged to the extent funds are disbursed by Financial Security as provided herein, whether or not such funds are properly applied by the Indenture Trustee.

               3. Notices and Conditions to Payment in Respect of Guaranteed Payments Avoided as Preference Payments. If any Guaranteed Payments is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay such amount out of the funds of Financial Security on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (A) the fourth Business Day following Receipt by Financial Security from the Indenture Trustee of (a) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that (i) the Holder is required to return payments of principal of or interest paid on the Obligations or (ii) the Indenture Trustee is required to return payments of the RIC Payment Amount or the Supplemental RIC Payment Amount paid under the RIC, during (in each case) the Term of this Policy because such distributions or payments were avoidable as preference payments under applicable bankruptcy law (the "Order"), (b) a certificate of the Holder (or, in the case of the RIC, of the Indenture Trustee) that the Order has been entered and is not subject to any stay and (c) an assignment duly executed and delivered by the Holder (or, in the case of the RIC, by the Indenture Trustee), in such form as is reasonably required by Financial Security and provided by Financial Security (i) to the Holder irrevocably assigning to Financial Security all rights and claims of the Holder relating to or arising under the Obligations or (ii) to the Indenture Trustee irrevocably assigning to Financial Security all rights and claims of the Indenture Trustee relating to or arising under the RIC, to the extent of the RIC Payment Amount and the Supplemental RIC Payment Amount, as the case may be, in each case (as to clauses (i) and (ii)) against the debtor which made such preference payment or otherwise with respect to such preference payment or (B) the date of Receipt by Financial Security from the Indenture Trustee of the items referred to in clauses (a), (b) and (c) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have Received written notice from the Indenture Trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Indenture Trustee or any Holder directly (unless a Holder (or, in the case of the RIC, the Indenture Trustee) has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Indenture Trustee for distribution to such Holder (or, in the case of the RIC, for application in accordance with the Sale and Servicing Agreement) upon proof of such payment reasonably satisfactory to Financial Security). In connection with the foregoing, Financial Security shall have the rights provided pursuant to Section 5.19 of the Indenture.

               4. Governing Law. This Policy shall be governed by, and shall be construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

               5. Fiscal Agent. At any time during the Term of this Policy, Financial Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Indenture Trustee at the notice address specified in the Sale and Servicing Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Indenture Trustee, (i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments when due under this Policy.

               6. Waiver of Defenses. To the fullest extent permitted by applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder, all rights (whether by counterclaim, set-off or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy.

               7. Notices. All notices to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

                      Financial Security Assurance Inc.
                      350 Park Avenue
                      New York, NY  10022
                      Attention: Senior Vice President - Surveillance Telecopy No.: (212) 339-3518
                      Confirmation:  (212) 826-0100

               Financial Security may specify a different address or addresses by writing mailed or delivered to the Trustee.

               8. Priorities. In the event that any term or provision of the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

               9. Exclusions from Insurance Guaranty Funds. This Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event that Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

               10. Surrender of Policy. The Indenture Trustee shall, upon request, surrender this Policy to Financial Security for cancellation upon expiration of the Term of this Policy.

               IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.



                                    FINANCIAL SECURITY ASSURANCE INC.



                                    By__________________________________________
                                                  Authorized Officer

                                    EXHIBIT A

                              CERTIFICATE OF CLAIM

                             (Letterhead of Trustee)



                                                     Dated:_____________________


Financial Security Assurance Inc.
350 Park Avenue
New York, New York  10022
Attention:  Senior Vice President


               Re:    WFS Financial 1999-C Owner Trust


               The undersigned, a duly authorized officer of Bankers Trust Company (the "Indenture Trustee"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. ________ dated _____ __,1999 (the "Policy") issued by Financial Security in respect of the $_________ ___% Auto Receivable Backed Notes, Class A-1, $___________ ___% Auto Receivable Backed Notes, Class A-2, $__________ ___% Auto Receivable Backed Notes, Class A-3, and $__________ ____%
Auto Receivable Backed Notes, Class A-4 (collectively, the "Obligations") that:

                  (i) The Indenture Trustee is the Indenture Trustee under the Indenture for the Holders.

                  (ii) the sum of all amounts on deposit (or scheduled to be on deposit) in the Collection Account and Spread Account and available for application in accordance with the Sale and Servicing Agreement will be $_________ (the "RIC Shortfall") less than the Guaranteed RIC Payment. Of such RIC Shortfall, $__________ is attributable to the Guaranteed RIC Payment amount to be paid to the Indenture Trustee for deposit into the Collection Account and $__________ is attributable to Guaranteed RIC Payment amount to be paid to the Indenture Trustee as collateral agent for deposit into the Spread Account.

                  (iii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Note Distribution Account and available for distribution to the Holders pursuant to the Indenture will be $__________ (the "Note Shortfall") less than the aggregate amount of Scheduled Payments with respect to [DISTRIBUTION DATE]. Of such Note Shortfall, $__________ is attributable to Scheduled Payments to be made to Holders of the Obligations.

                  (iv) The Indenture Trustee is making a claim under the Policy [(i) for the RIC Shortfall to be applied to payment of the Guaranteed RIC Payment and (ii)] for the Note Shortfall to be applied to distributions of principal or interest or both with respect to the Obligations.

                  (v) The Indenture Trustee agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Payments; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Indenture Trustee; and (d) maintain an accurate record of such payments with respect to each Obligation and with respect to the RIC and the corresponding claim on the Policy and proceeds thereof and, if the Obligation is required to be surrendered or presented for such payment, shall stamp on each such Obligation the legend $"[insert applicable amount] paid by Financial Security and the balance hereof has been cancelled and reissued" and then shall deliver such Obligation to Financial Security.

                  (vi) The Indenture Trustee, on behalf of the Holders, hereby assigns to Financial Security the rights of the Holders with respect to the Obligations to the extent of any payments under the Policy, including, without limitation, any amounts due to the Holders in respect of securities law violations arising from the offer and sale of the Obligations and any amounts due and owing but unpaid under the RIC. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. Payments to Financial Security in respect of the foregoing assignment shall in all cases be subject to and subordinate to the rights of the Holders to receive all Guaranteed Payments in respect of the Obligations. The Indenture Trustee shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (vi).

                  (vii) The Indenture Trustee, on its behalf and on behalf of the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Indenture Trustee and each such Holder in any legal proceeding with respect to the Obligations. The Indenture Trustee hereby agrees that Financial Security may at any time during the continuation of any proceeding by or against any debtor with respect to which a preference claim (as defined below) or other claim with respect to the Obligations or the RIC is being asserted under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding, including without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment made with respect to the Obligations or the RIC (a "Preference Claim"), (B) the direction of any appeal of any order relating to any Preference Claim at the expense of Financial Security but subject to reimbursement as provided in the Insurance Agreement and
        (C) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition, the Indenture Trustee hereby agrees that Financial Security shall be subrogated to, and the Indenture Trustee on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Indenture Trustee and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

                  (viii) Payment should be made by wire transfer directed to [SPECIFY ACCOUNT].

               Unless the context otherwise requires, any capitalized term used in this Certificate of Claim shall have the meaning assigned thereto in the Policy, including in the Endorsement thereto.

               IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Certificate of Claim as of the ____ day of __________, 19___.



                                        _______________________________________
                                        not in its individual capacity
                                        but solely as Indenture Trustee


                                        By: ___________________________________
                                            Name:
                                            Title:




--------------------------------------------------------------------------------

For Financial Security Assurance Inc. or Fiscal Agent use only. Wire transfer sent on ____________________ by ____________________ Confirmation Number ______.

                                ENDORSEMENT NO. 1



FINANCIAL SECURITY                          350 Park Avenue
ASSURANCE INC.                              New York, New York  10022


TRUST:             WFS Financial 1999-C Owner Trust


CERTIFICATES:      $________ ___% Auto Receivable Backed Certificates


Date of Issuance:  _________ __, 1999
Policy No.:        __________________


               1. Definitions. For all purposes of this Policy, the terms specified below shall have the meanings or constructions provided below. Capitalized terms used and not defined herein shall have the respective meanings ascribed to such terms in the Sale and Servicing Agreement, dated as of _____ __, 1999, by and among the Trust, WFS Financial Auto Loans, Inc., as Seller, and WFS Financial Inc, as Master Servicer (as may be amended from time to time in accordance with its terms, the "Sale and Servicing Agreement"), unless the context shall otherwise require.

               "Business Day" means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to be closed.

               "Guaranteed Certificate Distributions" means, as to each Distribution Date, the distribution to be made to Holders of the Certificates in an amount equal to the Certificate Distributable Amount due and payable on such Distribution Date in accordance with the original terms of the Certificates when issued and without regard to any amendment or modification of the Certificates, the Sale and Servicing Agreement or the Trust Agreement except amendments or modifications to which Financial Security has given its prior written consent. Guaranteed Certificate Distributions shall not include, nor shall coverage be provided under the Policy in respect of any taxes, withholding or other charges imposed with respect to any Certificateholder by any governmental entity, or any payments with respect to the Certificates owned by WII.

               "Guaranteed Distributions" means, as to each Distribution Date, the amount equal to the sum of (i) the Guaranteed RIC Payments for such Distribution Date and (ii) the Guaranteed Certificate Distribution for such Distribution Date less the amount of any payment under this Policy of the Guaranteed RIC Payments for such Distribution Date that is required to be applied pursuant to the Sale and Servicing Agreement to pay such Guaranteed Certificate Distribution; provided, however, that the aggregate amount of payments guaranteed to be paid under this Policy shall not exceed the Certificate Balance plus all interest thereon.

               "Guaranteed RIC Payments" means (i) with respect to the first Distribution Date to occur during any period in which Financial Security's claims-paying ability is not rated Aa2 or higher by Moody's and AAA by Standard & Poor's and amounts in the Collection Account, the Note Distribution Account, the Certificate Distribution Account and the Spread Account shall have been invested in the RIC pursuant to Section 2(a) thereof, an amount equal to the RIC Payment Amount for such Distribution Date,
(ii) with respect to the second Distribution Date to occur during any period in which Financial Security's claims-paying ability is not rated Aa2 or higher by Moody's and AAA by Standard & Poor's and amounts in the Collection Account in respect of such second Distribution Date shall have been invested in the RIC pursuant to Section 2(a) thereof, an amount equal to the Supplemental RIC Payment Amount for such second Distribution Date, and (iii) with respect to any other date, zero; provided, however, that with respect to clauses (i) and (ii) above the amount payable in respect of the Guaranteed RIC Payments under this Policy on any Distribution Date shall not exceed the Guaranteed Certificate Distribution for such Distribution Date.

               "Policy" means this Financial Guaranty Insurance Policy and includes each endorsement thereto.

               "Receipt" and "Received" mean actual delivery to Financial Security and to the Fiscal Agent (as defined below), if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be receipt on the next succeeding Business Day. If any notice or certificate given hereunder by the Owner Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so notify the Trustee and the Trustee may submit an amended notice.

               "RIC" means the Reinvestment Contract, dated as of _____ __, 1999, among Western Financial Bank, WFS Financial Auto Loans 2, Inc. and the Trustee, as in effect on the date of this Policy and without regard to any amendment or modification of the RIC except amendments or modifications to which Financial Security has given its prior written consent.

               "RIC Payment Amount" means, as to any Distribution Date, certain obligations due and owing under the RIC for such Distribution Date in an amount equal to the sum of (A) the Spread Account Invested Funds (as defined in the RIC) plus the Holding Account Deposited Funds (as defined in the RIC) and (B) the amount that is equal to the lesser of (a) the Specified Account Invested Funds (as defined in the RIC) and (b) the amount by which (i) the sum of (x) the aggregate amount due and owing on such Distribution Date to the Holders of the Notes and the Certificates, (y) the amount (if any) required to be deposited out of Excess Amounts into the Spread Account on such Distribution Date (after giving effect to distributions and other payments required to have been made on such date prior to such required deposit and assuming that the Spread Account Invested Funds were available in the Spread Account for such date), and (z) the amount of Servicing Fee due and owing to the Master Servicer on such date exceeds (ii) the Net Collections for such Distribution Date that are otherwise on deposit in the Collection Account and available for payment of the amounts referred to in clause (i) above pursuant to the Sale and Servicing Agreement.

               "Supplemental RIC Payment Amount" means, as to the first Distribution Date following the Distribution Date (if any) on which the Guaranteed RIC Payment shall have been equal to the RIC Payment Amount, the amount that is equal to the lesser of (A) the amount of remaining Specified Account Invested Funds (if any) that is required to be a part of the Net

Collections for such Distribution Date and (B) the amount (if any) by which (i) the sum of (x) the aggregate amount due and owing on such Distribution Date to Holders of the Notes and the Certificates plus (y) the amount (if any) required to be deposited out of Excess Amounts into the Spread Account on such Distribution Date (after giving effect to distributions and other payments required to have been made on such date prior to such required deposit) exceeds
(ii) the Net Collections for such Distribution Date that are otherwise on deposit in the Collection Account and available for payment of the amounts referred to in clause (i) above pursuant to the Sale and Servicing Agreement.

               "Term of this Policy" means the period from and including the Closing Date to and including the date on which (i) the Certificate Balance has been reduced to zero and all Certificate Interest Distributable Amounts and all Certificate Principal Distributable Amounts have been paid on the Certificates,
(ii) any period during which any payment on the Certificates could have been voided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to voidance as a preference payment have been commenced prior to the occurrence of (i) and (ii), a final and nonappealable order in resolution of each such proceeding has been entered.

               "Owner Trustee" means Chase Manhattan Bank Delaware, as owner trustee for the Certificateholders under the Trust Agreement, and any successor in such capacity.

               2. Notices and Conditions to Payment in Respect of Guaranteed Distributions. Following Receipt by Financial Security of a notice and certificate from the Owner Trustee in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of Guaranteed Distributions out of the funds of Financial Security on the later to occur of (a) 12:00 noon, New York City time, on the fourth Business Day following Receipt of such notice and certificate and (b) 12:00 noon, New York City time, on the Distribution Date to which such claim relates. Payments due hereunder, in respect of Guaranteed Distributions, will be disbursed by wire transfer of immediately available funds to the Owner Trustee.

               Financial Security shall be entitled to pay any amount hereunder in respect of Guaranteed Distributions, including any acceleration payment, whether or not any notice and certificate shall have been Received by Financial Security as provided above; provided, however, that by acceptance of this policy the Owner Trustee agrees to provide upon request to Financial Security a notice and certificate in respect of any such payments made by Financial Security. Financial Security's obligations hereunder in respect of Guaranteed Distributions shall be discharged to the extent funds are disbursed by Financial Security as provided herein, whether or not such funds are properly applied by the Owner Trustee.

               3. Notices and Conditions to Payment in Respect of Guaranteed Distributions Avoided as Preference Payments. If any Guaranteed Distribution is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay such amount out of the funds of Financial Security on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (A) the fourth Business Day following Receipt by Financial Security from the Owner Trustee of (a) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that (i) the Holder is required to return payments of the Certificate Interest Distributable Amount and the Certificate Principal Distributable Amount distributed with respect to the Certificates or (ii) the Owner Trustee is required to return payments of the RIC Payment Amount or the Supplemental RIC Payment Amount paid under the RIC, during (in each case) the Term of this Policy because such distributions or payments were avoidable as preference payments under applicable bankruptcy law (the "Order"), (b) a certificate of the Holder (or, in the case of the RIC, of the Owner Trustee) that the Order has been entered and is not subject to any stay and (c) an assignment duly executed and delivered by the Holder (or, in the case of the RIC, by the Owner Trustee), in such form as is reasonably required by Financial Security and provided by Financial Security (i) to the Holder irrevocably assigning to Financial Security all rights and claims of the Holder relating to or arising under the Certificates or (ii) to the Owner Trustee irrevocably assigning to Financial Security all rights and claims of the Owner Trustee relating to or arising under the RIC, to the extent of the RIC Payment Amount and the Supplemental RIC Payment Amount, as the case may be, in each case (as to clauses (i) and (ii)) against the debtor which made such preference payment or otherwise with respect to such preference payment or (B) the date of Receipt by Financial Security from the Owner Trustee of the items referred to in clauses (a), (b) and (c) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have Received written notice from the Owner Trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Owner Trustee or any Holder directly (unless a Holder (or, in the case of the RIC, the Owner Trustee) has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Owner Trustee for distribution to such Holder (or, in the case of the RIC, for application in accordance with the Sale and Servicing Agreement) upon proof of such payment reasonably satisfactory to Financial Security). In connection with the foregoing, Financial Security shall have the rights provided pursuant to Section 8.06 of the Sale and Servicing Agreement.

               4. Governing Law. This Policy shall be governed by, and shall be construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

               5. Fiscal Agent. At any time during the Term of this Policy, Financial Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Owner Trustee at the notice address specified in the Sale and Servicing Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Owner Trustee, (i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments when due under this Policy.

               6. Waiver of Defenses. To the fullest extent permitted by applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder, all rights (whether by counterclaim, set-off or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy.

               7. Notices. All notices to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

                      Financial Security Assurance Inc.
                      350 Park Avenue
                      New York, NY  10022
                      Attention: Senior Vice President - Surveillance Telecopy No.: (212) 339-3518
                      Confirmation:  (212) 826-0100

               Financial Security may specify a different address or addresses by writing mailed or delivered to the Trustee.

               8. Priorities. In the event that any term or provision of the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

               9. Exclusions from Insurance Guaranty Funds. This Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event that Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article
14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

               10. Surrender of Policy. The Owner Trustee shall, upon request, surrender this Policy to Financial Security for cancellation upon expiration of the Term of this Policy.

               IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.



                                    FINANCIAL SECURITY ASSURANCE INC.



                                    By _____________________________________
                                                Authorized Officer

                                    EXHIBIT A

                              CERTIFICATE OF CLAIM

                             (Letterhead of Trustee)



                                                      Dated: __________________


Financial Security Assurance Inc.
350 Park Avenue
New York, New York  10022
Attention:  Senior Vice President


               Re:    WFS Financial 1999-C Owner Trust


               The undersigned, a duly authorized officer of Chase Manhattan Bank Delaware (the "Owner Trustee"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. _______ dated _____ __, 1999 (the "Policy") issued by Financial Security in respect of the $________ __% Auto Receivable Backed Certificates (the "Certificates") that:

                  (i) The Owner Trustee is the Owner Trustee under the Trust Agreement for the Holders.

                  (ii) the sum of all amounts on deposit (or scheduled to be on deposit) in the Collection Account and Spread Account and available for application in accordance with the Sale and Servicing Agreement will be $_________ (the "RIC Shortfall") less than the Guaranteed RIC Payment. Of such RIC Shortfall, $__________ is attributable to the Guaranteed RIC Payment amount to be paid to the Owner Trustee for deposit into the Collection Account and $__________ is attributable to the Guaranteed RIC Payment amount to be paid to the Owner Trustee as collateral agent for deposit into the Spread Account.

                  (iii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Certificate Distribution Account and available for distribution to the Holders pursuant to the Sale and Servicing Agreement will be $__________ (the "Certificate Shortfall") less than the Guaranteed Certificate Distributions with respect to [DISTRIBUTION DATE]. Of such Certificate Shortfall, $__________ is attributable to Guaranteed Certificate Distributions to be made to Holders of the Certificates.

                  (iv) The Owner Trustee is making a claim under the Policy [(i) for the RIC Shortfall to be applied to payment of the Guaranteed RIC Payment and (ii)] for the Certificate Shortfall to be applied to distributions of principal or interest or both with respect to the Certificates.

                  (v) The Owner Trustee agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Owner Trustee; and (d) maintain an accurate record of such payments with respect to each Certificate and with respect to the RIC and the corresponding claim on the Policy and proceeds thereof and, if the Certificate is required to be surrendered or presented for such payment, shall stamp on each such Certificate the legend $"[insert applicable amount] paid by Financial Security and the balance hereof has been cancelled and reissued" and then shall deliver such Certificate to Financial Security.

                  (vi) The Owner Trustee, on behalf of the Holders, hereby assigns to Financial Security the rights of the Holders with respect to the Certificates to the extent of any payments under the Policy, including, without limitation, any amounts due to the Holders in respect of securities law violations arising from the offer and sale of the Certificates and any amounts due and owing but unpaid under the RIC. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. Payments to Financial Security in respect of the foregoing assignment shall in all cases be subject to and subordinate to the rights of the Holders to receive all Guaranteed Distributions in respect of the Certificates. The Owner Trustee shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (vi).

                  (vii) The Owner Trustee, on its behalf and on behalf of the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Owner Trustee and each such Holder in any legal proceeding with respect to the Certificates. The Owner Trustee hereby agrees that Financial Security may at any time during the continuation of any proceeding by or against any debtor with respect to which a preference claim (as defined below) or other claim with respect to the Certificates or the RIC is being asserted under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding, including without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment made with respect to the Certificates or the RIC (a "Preference Claim"), (B) the direction of any appeal of any order relating to any Preference Claim at the expense of Financial Security but subject to reimbursement as provided in the Insurance Agreement and
        (C) the posting of any surety, supersedes or performance bond pending any such appeal. In addition, the Owner Trustee hereby agrees that Financial Security shall be subrogated to, and the Owner Trustee on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Owner Trustee and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

                  (viii) Payment should be made by wire transfer directed to [SPECIFY ACCOUNT].





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

               Unless the context otherwise requires, any capitalized term used in this Certificate of Claim shall have the meaning assigned thereto in the Policy, including in the Endorsement thereto.

               IN WITNESS WHEREOF, the Owner Trustee has executed and delivered this Certificate of Claim as of the ____ day of ___________, 19___.



                                        _______________________________________
                                        not in its individual capacity
                                        but solely as Indenture Trustee


                                        By: ___________________________________
                                            Name:
                                            Title:




--------------------------------------------------------------------------------

For Financial Security Assurance Inc. or Fiscal Agent use only. Wire transfer sent on ____________________ by ____________________ Confirmation Number ______.





















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